UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: February 23, 2009

PIPELINE DATA INC.

(Exact name of small business issuer in its charter)

Delaware	7389	13-3953764
(State or jurisdiction of incorporation or organization)	(Primary Standard Indus. Classification Code Number)	(I.R.S. Employer Identification No)

1515 Hancock Street, Suite 301, Hancock Plaza

                Quincy, Massachusetts 02169

(617) 405-2600

(Address and telephone number of principal executive offices)

Randal A. McCoy

Pipeline Data Inc.

4400 North Point Parkway

Alpharetta, GA 30022

(687) 867-6000

(Name, address and telephone number of agent for service)

With copy to:

Sheila G. Corvino, Esq.

Pipeline Data Inc.

4400 Northpoint Parkway

Alpharetta, GA 30022

(687) 867-6000

Fax: 802-867-2468

1515 Hancock Street, Suite 301, Hancock Plaza

                Quincy, Massachusetts 02169

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2009, we closed the restructuring our $37 million, 8% coupon convertible notes due June 29, 2010. These notes have now been restructured to a $42.1 million loan, with a 10% coupon until June 30, 2010 and a 14% coupon until June 30, 2011. The Company has the option to extend the notes for an additional year until June 30, 2012, at its sole discretion. As restructured, all convertible equity features have been removed from the notes and all11.1 million detached full-ratchet warrants have been terminated. The completion of the transactions contemplated by the Stock Purchase Agreement between our company and Holdings was a condition precedent to the effectiveness of restructuring Prior to closing of the transaction with Holdings, an Amendment No. 1 to the Securities Purchase Agreement among the more than 75% of the noteholders and our company (“Amendment No. 1”) was executed and held in escrow by lenders’ counsel. All noteholders have agreed to the restructured notes, which such restructuring is effective as of December 31, 2001. The foregoing description of Amendment No. 1 does not purport to be a complete summary and is qualified in its entirety by reference to the full text which is attached hereto as Exhibit 10.1. A form of the Amended Notes is attached hereto as Exhibit 10.2.

The information in this Form 8-K is being furnished pursuant to Item 1.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03. Creation of Direct Financial Obligation.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

The information in this Form 8-K is being furnished pursuant to Item 2.03 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.03. Material Modification to Rights of Security Holders.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

The information in this Form 8-K is being furnished pursuant to Item 2.03 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

The information in this Form 8-K is being furnished pursuant to Item 8.01 “Other Events” shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pipeline Data Inc.
Dated:	February 23, 2009	By:	/s/ Randal A. McCoy
		Name:	Randal A. McCoy
		Title:	Chief Executive Officer